Jay Gellert President & Chief Executive Officer August 5, 2010 BMO Capital Markets 10th Annual Focus on Health Care Conference Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,”
“may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements.
Actual results could differ materially due to, among other things, health care reform; costs, fees and expenses related to the post-closing administrative services to be provided under the administrative services agreements entered into in connection with the sale of our Northeast business; potential termination of the administrative services agreements by the service recipients should we breach such agreements or fail to perform all or a material part of the services required thereunder; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-
up and running-out period of the Northeast business; rising health care costs; continued recessionary economic conditions or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios; unexpected utilization patterns or unexpectedly severe or widespread illnesses; membership declines; rate cuts affecting our Medicare or
Medicaid businesses; litigation costs; regulatory issues; operational issues; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk
Factors” section included within the company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on
Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and the risks discussed in the company’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

HNT: Well-Positioned for the Future
HNT: Well-Positioned for the Future
•
2010 performance on track
•
Stable and improving commercial margin with
cost-effective products and mix shifts
•
Medicare strategy focused on strong, established
network model
•
Solid Medi-Cal and TRICARE franchises
•
Opportunities for further G&A reductions
•
Strong balance sheet
•
Positioned for industry changes

2010 Earnings Guidance
2010 Earnings Guidance
Year-end Membership
(a)
•
Commercial: -1% to -2%
•
Medicaid: +5% to +6%
•
Medicare Advantage: -2% to -3%
•
PDP: -6% to -7%
Consolidated Revenues $13.0 to $13.5 billion
Commercial Yields
(a)
~ 8.3% to 8.8%
Commercial Health Care Cost Trends
(a)
~ 60 to 80 bps < Premium Yields
Selling Cost Ratio ~ 2.4%
Government Contracts Ratio ~ 94.5% to 95.0%
G&A Expense Ratio ~ 8.8% to 9.0%
Tax Rate
(b)
~ 39.0%
Full-Year 2010 Diluted
Weighted-Average Shares Outstanding
99 million – 100 million
GAAP EPS
Combined Western Region Operations
and Government Contracts EPS
$2.07 to $2.17
$2.50 to $2.55
(a) These metrics represent the company’s Western Region Operations.
(b) For the combined Western Region and Government Contracts segments.

Commercial Opportunities
Commercial Opportunities
•
Product mix aligned with market changes
•
Lower-cost, narrow network products gaining traction
–
Interest in narrow networks resulting from economy
–
Key to small group and mid-market growth
•
Further margin expansion
–
Disciplined pricing and stable health care costs
–
Beneficial product and geographic mix changes
•
Positioned for growth resulting from ongoing
environmental changes

6 Medicare Strategy Medicare Strategy • Built on network-model MA plans • “Staying the course” in Part D • Positioned for margin stability in the future

Government & Specialty Services
Government & Specialty Services
•
Current TRICARE contract extended through
March 31, 2011
•
Awarded new TRICARE North Region contract
•
Growth opportunities
–
MHN (behavioral health subsidiary)
–
Veterans Affairs
•
Stable financial performance

Low Administrative Costs
Low Administrative Costs
•
General and administrative efficiency an
integral part of future operations
•
Made necessary investments over the
past few years
•
Operations strategy nearly complete
•
Eliminate $80 million to $100 million in
run-rate general and administrative expenses
•
Create leaner, more focused organization
aligned with health care reform

Solid Financial Position
Solid Financial Position
•
As of June 30, 2010
-
Total cash and investments of $1.9 billion
-
Investment portfolio with market value of
$1.5 billion with an average credit quality of AA
-
Total debt of $498.6 million and debt-to-total capital
ratio of 23.4 percent
•
Expected year-end 2010 position
-
Cash at parent
-
Low debt-to-total capital
-
Ongoing cash from Northeast transaction
-
Risk-based capital above 400 percent
•
Future flexibility

HNT: The Future
HNT: The Future
•
Building commercial business with cost-effective
products and mix shifts
•
Medicare focused on strong, established
network model
•
Solid Medi-Cal and TRICARE franchises
•
Opportunities for further G&A reductions
•
Financial flexibility
•
Positioned for industry changes